Offerings - Offering: 1	Feb. 26, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share
Amount Registered | shares	2,688,212
Proposed Maximum Offering Price per Unit	97.35
Maximum Aggregate Offering Price	$ 261,697,438.20
Fee Rate	0.01381%
Amount of Registration Fee	$ 36,140.42